Exhibit 10.1
Execution Version

FIFTH AMENDMENT TO CREDIT AND GUARANTEE AGREEMENT
FIFTH AMENDMENT TO CREDIT AND GUARANTEE AGREEMENT (this “Agreement” or the “Amendment”), dated as of March 8, 2018, relating to the Credit and Guarantee Agreement, dated as of January 6, 2016 (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement as modified by this Amendment, the “Amended Credit Agreement"), among Kraton Polymers LLC, a Delaware limited liability company (the “U.S. Borrower”), Kraton Polymers Holdings B.V., a besloten vennootschap met beperkte aansprakelijkheid (a private limited liability company) organized under the laws of the Netherlands, having its official seat (statutaire zetel) in The Hague, the Netherlands, and registered with the Dutch trade register under number 27182100 (the “Euro Borrower” and, together with the U.S. Borrower, the “Borrowers”), Kraton Corporation (formerly Kraton Performance Polymers, Inc.), a Delaware corporation (“Parent”), certain subsidiaries of Parent, as Guarantors, the Lenders party thereto from time to time and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders and as Dollar Replacement Term Lender and Euro Replacement Term Lender. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Amended Credit Agreement.
RECITALS:
WHEREAS, on the Fifth Amendment Effective Date (as defined below), (A) the U.S. Borrower shall borrow replacement term loans in an aggregate principal amount of $300,000,000 (“Dollar Replacement Term Loans”) and (B) the Euro Borrower shall borrow replacement term loans denominated in Euros in an aggregate principal amount of €315,000,000 (the “Euro Replacement Term Loans” and, together with the Dollar Replacement Term Loans, the “Replacement Term Loans”), in each case, pursuant to Section 10.5(f) of the Existing Credit Agreement. The net proceeds of the Replacement Term Loans will be used, together with available cash, to make a voluntary prepayment in full of the balance of the aggregate principal amount of the Loans outstanding on the Fifth Amendment Effective Date, together with accrued interest thereon (such amounts collectively, the “Term Loan Repayment Amount”).
WHEREAS, (A) the institution listed on Schedule I hereto as a replacement term lender (the “Dollar Replacement Term Lender”) (i) has agreed, on the terms and conditions set forth herein and in the Existing Credit Agreement, to provide the amount of the Dollar Replacement Term Loans set forth opposite its name under the heading “Dollar Replacement Term Loan Commitments” on Schedule I hereto (the “Dollar Replacement Term Loan Commitments”) and (ii) by executing a signature page to this Agreement, approves of the amendments to the Existing Credit Agreement and the other Credit Documents as set forth in this Agreement and (B) the institution listed on Schedule I hereto as a replacement term lender (the “Euro Replacement Term Lender” and, together with the Dollar Replacement Term Lender, the “Replacement Term Lenders”) (i) has agreed,

Exhibit 10.1
Execution Version

on the terms and conditions set forth herein and in the Existing Credit Agreement, to provide the amount of the Euro Replacement Term Loans set forth opposite its name under the heading “Euro Replacement Term Loan Commitments” on Schedule I hereto (the “Euro Replacement Term Loan Commitments”) and (ii) by executing a signature page to this Agreement, approves of the amendments to the Existing Credit Agreement and the other Credit Documents as set forth in this Agreement.
WHEREAS, each existing Term Lender that executes and delivers a consent in the form of the Lender Consent attached to the Election Notice Memorandum (as defined in the Cashless Roll Letter (as defined below)) posted to the Lenders (a “Lender Consent”), as a Lender of Initial Term Loans, will be deemed (i) to have agreed to the terms of this Amendment and the Amended Credit Agreement, (ii) to have agreed to exchange (as further described in the Lender Consent) the Allocated Amount (as defined in the Cashless Settlement of Existing Term Loans letter, dated March 8, 2018 (the “Cashless Roll Letter”), by and among the Borrowers and the Administrative Agent) of its existing Initial Term Loans for Replacement Term Loans, in each case in an equal principal amount, and (iii) upon the Fifth Amendment Effective Date to have exchanged (as further described in the Lender Consent) the Allocated Amount of its existing Initial Term Loans for Replacement Term Loans, in each case in an equal principal amount, which will be effectuated either by exercising a cash-less exchange option or through a cash settlement option selected by such Lender in its Lender Consent.
NOW, THEREFORE, the parties hereto therefore agree as follows:
SECTION 1.         References. The rules of construction specified in Section 1.4 of the Existing Credit Agreement also apply to this Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement shall, after this Agreement becomes effective, refer to the Amended Credit Agreement.

SECTION 2.         Replacement Term Loans.

(a)Subject to the terms and conditions set forth herein, the Dollar Replacement Term Lender agrees to make a Dollar Replacement Term Loan to the U.S. Borrower on the Fifth Amendment Effective Date in a principal amount not to exceed its Dollar Replacement Term Loan Commitment. Subject to the terms and conditions set forth herein, the Euro Replacement Term Lender agrees to make a Euro Replacement Term Loan to the Euro Borrower on the Fifth Amendment Effective Date in a principal amount not to exceed its Euro Replacement Term Loan Commitment. Unless previously terminated, each of the Dollar Replacement Term Loan Commitments and the Euro Replacement Term Loan Commitments shall terminate at 5:00 p.m., New York City time, on the Fifth Amendment Effective Date.

Exhibit 10.1
Execution Version

(b)With effect from the Fifth Amendment Effective Date, the Euro Replacement Term Loans shall be “Initial Euro Term Loans”, the Dollar Replacement Term Loans shall be “Initial Dollar Term Loans”, the Replacement Term Loans shall be “Initial Term Loans”, “Term Loans” and “Loans”, the Dollar Replacement Term Lender shall be an “Initial Dollar Term Lender”, the Euro Replacement Term Lender shall be an “Initial Euro Term Lender” and each of the Replacement Term Lenders shall be an “Initial Term Lender” and a “Lender” with outstanding Initial Term Loans under the Amended Credit Agreement.
SECTION 3.         Amendments to Credit Agreement. Effective as of the Fifth Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a)    Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“Fifth Amendment” means the Fifth Amendment to Credit and Guarantee Agreement, dated as of March 8, 2018 among the Borrowers, Parent, the other Credit Parties party thereto, the Lenders party thereto and the Administrative Agent.
“Fifth Amendment Effective Date” means the first date when each of the conditions under Section 6 of the Fifth Amendment have been met.
(b)         The following sections of the Existing Credit Agreement shall be amended as follows:
(i)The definition of “Applicable Margin” in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Applicable Margin” means (a) with respect to the Initial Dollar Term Loans (x) that are Eurocurrency Rate Loans, 2.50% per annum and (y) that are Base Rate Loans, 1.50% per annum; (b) with respect to the Initial Euro Term Loans that are Eurocurrency Rate Loans, 2.00% per annum and (c) with respect to any Additional Loan of any Class, the rate or rates per annum specified in the applicable Refinancing Amendment, Incremental Facility Amendment or Extension Amendment.”
(ii)The definition of “Initial Term Loan Maturity Date” in Section 1.1 of the Existing Credit Agreement is hereby amended to replace the words “January 6, 2022” with the words “March 8, 2025”.

(iii)Section 1 of the Existing Credit Agreement shall be amended to include a new Section 1.8 as follows:

Exhibit 10.1
Execution Version

“1.8     Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission, or any other matter related to the rates in the definition of Adjusted Eurocurrency Rate or, with respect to any comparable or successor rate thereto, as applicable.”
(iv)Section 2.10(b) of the Existing Credit Agreement is hereby amended by deleting the phrase “prior to the date that is six (6) months after the Fourth Amendment Effective Date” and replacing it with the phrase “prior to the date that is six (6) months after the Fifth Amendment Effective Date”.

(v)Section 2.15 of the Existing Credit Agreement is hereby amended to add a new clause (f) as follows:

“(f)    If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted Eurocurrency Rate, for such Interest Period and such circumstances are unlikely to be temporary or (ii) the supervisor for the administrator of the rate referenced in clause (i)(x) or (y) of the definition of “Adjusted Eurocurrency Rate” or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which such rate shall no longer be used for determining interest rates for loans, then the Adjusted Eurocurrency Rate shall be (i) replaced by a comparable successor rate that is, at such time, broadly accepted by the syndicated loan market for loans denominated in Dollars or Euros, as applicable, in lieu of the rate set forth herein as determined by the Administrative Agent with the consent of the Borrower Representative or (ii) if no such broadly accepted comparable successor rate exists at such time, a successor index rate as the Administrative Agent may determine with the consent of the Borrower Representative and the Required Lenders with respect to the applicable Class of Loans.”
(vi)Section 5.9(b) of the Existing Credit Agreement is hereby amended to add a new sentence to the end of such section as follows:

“Notwithstanding the foregoing, the Borrower Representative shall not be required to comply with this Section 5.9(b) with respect to any Material Non-U.S. Subsidiary if (A) at the time such Person is determined to be a Material Non-U.S. Subsidiary, there is less than €50,000,000 aggregate principal amount of Euro Term Loans

Exhibit 10.1
Execution Version

outstanding or (b) the becoming of a Euro Guarantor hereunder by such Material Non-U.S. Subsidiary would require the approval, (qualified or unqualified) positive advice or be subject to the review or similar procedure which may affect the outcome or timing of compliance with this Section 5.9(b), of any works council or similar body (including the Dutch Works Council) and such approval, or advice or result of review shall not have been obtained after the Borrowers have used commercially reasonable efforts to obtain the same.”
SECTION 4.        Certain Agreements

(a)The parties hereto hereby agree that, for all purposes under the Amended Credit Agreement and the other Credit Documents, (i) the Replacement Term Loans will constitute Loans and Initial Term Loans and the term loan facilities extended hereunder, each an Initial Term Facility and (ii) the Replacement Term Lender will each be a Lender and a Term Lender.

(b)The parties hereto hereby agree that each of JPMorgan Chase Bank, N.A, Deutsche Bank Securities Inc. and Credit Suisse Securities (USA) LLC (collectively, the “Lead Arrangers”), in their capacity as such, shall be deemed to constitute an Arranger under the Amended Credit Agreement and the other Credit Documents.

SECTION 5.        Representations of the Credit Parties. Each Credit Party represents and warrants that, as of the date hereof:

(a)the representations and warranties set forth in the Credit Documents are true and correct in all material respects (or in all respects where qualified by materiality or Material Adverse Effect) on and as of the Fifth Amendment Effective Date after giving effect hereto with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(b)no Event of Default or Default shall exist immediately prior to or after giving effect to the transactions contemplated hereunder;

(c)immediately after giving effect to the transactions contemplated hereunder on the Fifth Amendment Effective Date, (i) the sum of debt and other liabilities (including contingent liabilities) of Parent and its Subsidiaries, taken as a whole, does not exceed the present fair saleable value of Parent and its Subsidiaries, taken as a whole, and the present assets of Parent and its Subsidiaries, taken as a whole; (ii) the capital of Parent and its Subsidiaries, taken as a whole, is not unreasonably small in relation to their business as contemplated to be conducted after the Fifth Amendment Effective Date and the consummation of the transactions hereunder; and (iii) Parent and its Subsidiaries,

Exhibit 10.1
Execution Version

taken as a whole, have not incurred and do not intend to incur, or believe (nor should they reasonably believe) that they will incur, debts and liabilities (including contingent liabilities) beyond their ability to pay such debts and liabilities as they become due (whether at maturity or otherwise). For purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standards No. 5);

(d)each Credit Party has all requisite power and authority to enter into the this Agreement and to carry out the transactions contemplated hereby;

(e)the execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of each Credit Party that is a party hereto;

(f)the execution, delivery and performance by Credit Parties of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) violate (i) any provision of any law or any governmental rule or regulation applicable to Parent or any of its Restricted Subsidiaries, (ii) any of the Organizational Documents of Parent or any of its Restricted Subsidiaries, or (iii) any order, judgment or decree of any court or other agency of government binding on Parent or any of its Restricted Subsidiaries; or (b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Parent or any of its Restricted Subsidiaries except to the extent such conflict, breach or default could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(g)the execution, delivery and performance by the Credit Parties of this Agreement and the consummation of the transactions contemplated hereby do not and will not require any material registration with, material consent or material approval of, material notice to, or other material action to, with or by, any Governmental Authority; and

(h)this Agreement has been duly executed and delivered by each Credit Party that is a party hereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability and principles of good faith and fair dealing.

SECTION 5.        Conditions. This Agreement shall become effective as of the first date (the “Fifth Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a)the Administrative Agent (or its counsel) shall have received from each Credit Party, the Replacement Term Lenders and the Administrative Agent (i) a

Exhibit 10.1
Execution Version

counterpart of this Agreement signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement or a Lender Consent;

(b)the Administrative Agent shall have received (i) any required notice of prepayment of Loans pursuant to Section 2.10(a) of the Existing Credit Agreement and (ii) any required notice of borrowing of Replacement Term Loans pursuant to Section 2.1(b) of the Existing Credit Agreement; provided, in each case, that such notice of prepayment and notice of borrowing shall be delivered in accordance with the time periods specified in Sections 2.10(a) and 2.1(b), as applicable, of the Existing Credit Agreement or such shorter period as the Administrative Agent may agree;

(c)the representations and warranties set forth in Section 5 above shall be true and correct as of the Fifth Amendment Effective Date;

(d)the Administrative Agent shall have received a certificate, dated the Fifth Amendment Effective Date and executed by a Responsible Officer of the Borrower Representative, confirming the accuracy of the representations and warranties set forth in Section 5 above;
(e)the Administrative Agent shall have received a solvency certificate substantially in the form of Exhibit K attached to the Existing Credit Agreement from the chief financial officer of the U.S. Borrower that shall certify as to the solvency of Parent and its Subsidiaries (on a consolidated basis) after giving effect to the transactions contemplated hereunder;

(f)the Administrative Agent and the Lead Arrangers shall have received a duly executed letter of direction from the Borrowers addressed to Administrative Agent and the Lead Arrangers, directing the disbursement on the Fifth Amendment Effective Date of the proceeds of the Replacement Term Loans made on such date;

(g)the Administrative Agent and the Lenders shall have received an executed copy of the customary written opinion of Baker & McKenzie LLP, counsel for the Credit Parties, and Blenheim Advocaten, Netherlands counsel for the Non-U.S. Credit Parties, in each case, addressed to the Administrative Agent and the Lenders, dated as of the Fifth Amendment Effective Date and otherwise in form and substance reasonably satisfactory to the Administrative Agent and the Lead Arrangers (and each Credit Party hereby instructs such counsel to deliver such opinion to the Administrative Agent and the Lenders);

(h)the Administrative Agent shall have received customary closing certificates and documentation consistent with those delivered on the Closing Date and such additional customary documents and filings as the Administrative Agent may reasonably require to assure that the Replacement Term Loans contemplated hereby are secured by the Collateral;

Exhibit 10.1
Execution Version

(i)the payment of the Term Loan Repayment Amount by the Borrowers to the Administrative Agent for the accounts of the existing Term Lenders, as a voluntary prepayment in full of the Loans outstanding on the Fifth Amendment Effective Date, shall occur substantially simultaneously with the Borrowing of the Replacement Term Loans;

(j)the Borrowers shall have paid to Lenders, the Administrative Agent and the Lead Arrangers the fees payable on the Fifth Amendment Effective Date referred to in Section 2.8 of the Amended Credit Agreement and all expenses payable pursuant to Section 10.2 of the Amended Credit Agreement or pursuant any other letter agreement with the Lead Arrangers which have accrued to or are otherwise payable on the Fifth Amendment Effective Date, in each case to the extent the U.S. Borrower has received invoices therefor at least three Business Days prior to the Fifth Amendment Effective Date;

(k)no later than three Business Days in advance of the Fifth Amendment Effective Date, the Replacement Term Lenders shall have received all documentation and other information reasonably requested by it in writing at least ten days in advance of the Fifth Amendment Effective Date, which documentation or other information is required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act; and

(l)each Lead Arranger shall have received, for each Mortgaged Property (after giving effect to any mortgage modifications to be entered into in connection with this Agreement), (A) the completed Flood Certificate with respect such property, which Flood Certificate shall be addressed to Collateral Agent and otherwise comply with the Flood Program; (B) if the Flood Certificate states that such Mortgaged Property is located in a Flood Zone, U.S. Borrower's written acknowledgment of receipt of written notification from the Collateral Agent (x) as to the existence of a Mortgage and (y) as to whether the community in which such Mortgaged Property is located is participating in the Flood Program; (C) if such Mortgaged Property is located in a Flood Zone and is located in a community that participates in the Flood Program, evidence that U.S. Borrower has obtained a policy of flood insurance that is in compliance with all applicable requirements of the Flood Program; and (D) if such Mortgaged Property is located in a Flood Zone and is located in a community that does not participate in the Flood Program, evidence that U.S. Borrower has obtained private flood insurance that is in compliance with all applicable regulations or, in the absence of regulations, is otherwise in form and substance reasonably satisfactory to Collateral Agent.

SECTION 7.        Waivers. Solely in connection with the borrowing of the Replacement Term Loans on the Fifth Amendment Effective Date and the voluntary prepayment in full of the Loans in connection therewith, each of the Lenders party hereto hereby waive any required notice of prepayment of Loans pursuant to Section 2.10(a) of the Existing Credit Agreement.

Exhibit 10.1
Execution Version

SECTION 8.        Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

SECTION 9.        Confirmation of Guaranties and Security Interests. By signing this Agreement, each Credit Party hereby confirms that (i) the obligations of the Credit Party under the Existing Credit Agreement as modified hereby (including with respect to the Replacement Term Loans) and the other Credit Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Amended Credit Agreement, Pledge and Security Agreement, Dutch Security Agreements and the other Credit Documents and (y) constitute Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Guarantee, the Pledge and Security Agreement, Dutch Security Agreements and the other Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Credit Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Credit Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

SECTION 10.    Consent. The Borrowers and the Administrative Agent hereby consent to the assignment of any Replacement Term Loans held by the Replacement Term Lender on the date hereof; provided, that the applicable Borrower consents to such assignment only to the extent that the amount and relevant assignee of each such assignment has been disclosed by the Administrative Agent to the applicable Borrower on or prior to the date hereof.

SECTION 11.        No Novation.     By its execution of this Agreement, each of the parties hereto acknowledges and agrees that the terms of this Agreement do not constitute a novation, but, rather, a supplement of the terms of a pre-existing indebtedness and related agreement, as evidenced by the Amended Credit Agreement.

SECTION 12.    Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Credit Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 13.    Miscellaneous. This Agreement shall constitute a Credit Document for all purposes of the Existing Credit Agreement. The Borrowers shall pay all reasonable fees, costs and expenses of the Administrative Agent as agreed to between the parties incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby (in the case of any such fees and

Exhibit 10.1
Execution Version

reasonable out-of-pocket expenses incurred in connection with this Agreement or the Term Loan Refinancing, subject to any agreed-upon limits contained in any letter agreement with the Administrative Agent or its affiliates entered into in connection with this Agreement or the Term Loan Refinancing). The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

SECTION 14.    Incorporation. Sections 10.15 and 10.16 of the Existing Credit Agreement, relating to, among other things, jurisdiction, waiver of jury trial, venue, forum and service of process, are hereby incorporated and shall apply to the parties hereto mutatis mutandis, to the same extent as if fully set forth herein.

[Remainder of Page Intentionally Left Blank]

Exhibit 10.1
Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.
KRATON POLYMERS LLC

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

KRATON POLYMERS HOLDINGS B.V.

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Director and Attorney-in-Fact

PARENT

KRATON CORPORATION

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

GUARANTORS

ELASTOMERS HOLDINGS LLC

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

KRATON POLYMERS U.S. LLC

By:/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

Exhibit 10.1
Execution Version

KRATON POLYMERS CAPITAL CORPORATION

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

KRATON CHEMICAL, LLC (formerly known as Arizona Chemical Company, LLC)

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

AZ CHEM INTERMEDIATE LP

By:AZ Chem Partners I, LLC its general partner

By: AZ Chem Holdings LP, its sole member

By: AZ Chem Partners II LLC, its general partner

By: Kraton Polymers LLC, its sole member

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

AZ CHEM US HOLDINGS INC.

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

Exhibit 10.1
Execution Version

AZ CHEM US INC.

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

AZ CHEM HOLDINGS LP

By:	AZ Chem Partners II LLC, its general partner

By:	Kraton Polymers LLC, its sole member

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

AZ CHEM PARTNERS I LLC

By:	AZ Chem Holdings LP, its sole member

By:	AZ Chem Partners II LLC, its general partner

By:	Kraton Polymers LLC, its sole member

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

Exhibit 10.1
Execution Version

AZ CHEM PARTNERS II LLC

By:	Kraton Polymers LLC, its sole member

By:	/s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

KRATON POLYMERS NEDERLAND B.V.

By: /s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Director and Attorney-in-Fact

K.P. GLOBAL HOLDINGS C.V.

By: KP International Holdings LLC, its general partner

By: Kraton Holdings C.V., its sole member

By: Kraton Holdings II LLC, its general partner

By: Kraton C.V., its sole member

By: Kraton Holdings I LLC, its general partner

By: KP International C.V., its sole member

By: Kraton Polymers U.S. LLC, its general partner

By: /s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

Exhibit 10.1
Execution Version

KP INTERNATIONAL C.V.

By: Kraton Polymers U.S. LLC, its general partner

By: /s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

KP INTERNATIONAL HOLDINGS LLC

By: Kraton Holdings C.V., its sole member

By: Kraton Holdings II LLC, its general partner

By: Kraton C.V., its sole member

By: Kraton Holdings I LLC, its general partner

By: KP International C.V., its sole member

By: Kraton Polymers U.S. LLC, its general partner

By: /s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Executive Vice President and Chief Financial Officer

K.P. INVESTMENT B.V.

By: /s/ Stephen E. Tremblay
Name: Stephen E. Tremblay
Title: Director and Attorney-in-Fact

Exhibit 10.1
Execution Version

ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:	/s/ Vipul Dhadda
Name:    Vipul Dhadda
Title:    Authorized Signatory

By:	/s/ Brady Bingham
Name:    Brady Bingham
Title:    Authorized Signatory

Exhibit 10.1
Execution Version

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as Dollar Replacement Term Lender and Euro Replacement Term Lender

By:	/s/ Vipul Dhadda
Name:    Vipul Dhadda
Title:    Authorized Signatory

By:	/s/ Brady Bingham
Name:    Brady Bingham
Title:    Authorized Signatory

Exhibit 10.1
Execution Version

Schedule I
COMMITMENTS
REPLACEMENT TERM LOAN COMMITMENTS

Replacement Term Lender	Dollar Replacement Term Loan Commitments	Euro Replacement Term Loan Commitments
Credit Suisse AG, Cayman Islands Branch	$300,000,000	€315,000,000
Total	$300,000,000	€315,000,000